Exhibit 10.3

         The Trust Indenture and Security Agreement is incorporated by reference from the Company's Form 10K filed with the Commission for the period ending December 31, 2000. The four additional Trust Indenture and Security Agreements are substantially identical in all material respects to the filed Trust Indenture and Security Agreement except as follows:

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Aircraft (Tail No.)    Closing Date           Owner Participant

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N362ML*                October 19, 2000       Silvermine River Finance One, Inc.

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N363ML                 November 29, 2000      Aircraft Services Corporation

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N364ML                 January 30, 2001       Aircraft Services Corporation

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N365ML                 March 19, 2001         Aircraft Services Corporation

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N366ML                 April 19, 2001         Castle Harbour-I Limited-Liability
                                              Company

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*   Filed document